UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2025

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01    Entry into a Material Definitive Agreement
On May 1, 2025 (the “Effective Date”), Brinker International, Inc. (the “Company”) and certain of its subsidiaries entered into a Fourth Amendment (the “Fourth Amendment”), which amends the Company’s Credit Agreement dated as of August 18, 2021 (as heretofore amended, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Fourth Amendment, the “Amended Credit Agreement”) with a with a group of banks for which JPMorgan Chase Bank, N.A. is acting as administrative agent (the “Administrative Agent”), which governs the Company’s existing $900 million revolving credit facility (the “Credit Facility”). Capitalized terms not defined in this description shall have the meanings given them in the Existing Credit Agreement.
The Fourth Amendment provides for the following changes to the Existing Credit Agreement:
•An increase in the Credit Facility by $100 million to an aggregate amount of $1,000 million.
•Repricing of loans to provide for revolving loans at a rate equal to Term SOFR + 1.25% to 2.00%, with stepdowns at debt to cash flow ratios at 3.00x, 2.00x and 1.00x.
•An extension of the maturity date to May 1, 2030.
The foregoing description is only a summary and it is qualified in its entirety by the specific terms of the Fourth Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.
SECTION 2 - FINANCIAL INFORMATION
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On May 1, 2025, the Company entered into the Fourth Amendment to the Existing Credit Agreement more specifically described in Item 1.01 in this Current Report on Form 8-K, which description is incorporated by reference in this Item 2.03.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
10.1    Fourth Amendment, dated as of May 1, 2025, to the Existing Credit Agreement, by and among the Company, the Guarantors named therein, and J.P. Morgan Chase Bank, N.A., as Administrative Agent.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: May 5, 2025	By:	/s/ KEVIN D. HOCHMAN
Kevin D. Hochman,
Chief Executive Officer and President
and President of Chili’s Grill & Bar
(Principal Executive Officer)